Exhibit 32.2


       CERTIFICATION OF PERIODIC REPORT
       Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                   18 U.S.C. Section 1350

	The undersigned hereby certifies that (i) the foregoing Quarterly Report on Form 10-Q filed by BOL Bancshares, Inc. (the "Registrant") for the quarter ended September 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.





November 13, 2008

	                              /s/ Peggy L. Schaefer
	                              Peggy L. Schaefer
						Treasurer
                                     (in her capacity as Chief Accounting
                                     Officer of the Registrant)